                                                                    Exhibit 20.1

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2000-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2000-1 Supplement, dated as of August 24, 2000, National City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of October 15, 2003 and with respect to the performance of the Trust during the month of September, 2003 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2000-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2000-1 Supplement.

A. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)

     1 The amount of the current monthly distribution in respect of
       Class A Monthly Principal                                                       $               0.00
                                                                                       ====================
     2 The amount of the current monthly distribution in respect of
       Class B Monthly Principal                                                       $               0.00
                                                                                       ====================
     3 The amount of the current monthly distribution in respect of
       Collateral Monthly Principal                                                    $               0.00
                                                                                       ====================
     4 The amount of the current monthly distribution in respect of
       Class A Monthly Interest                                                        $               1.06
                                                                                       ====================
     5 The amount of the current monthly distribution in respect of
       Class A Additional Interest                                                     $               0.00
                                                                                       ====================
     6 The amount of the current monthly distribution in respect of
       Class B Monthly Interest                                                        $               1.27
                                                                                       ====================
     7 The amount of the current monthly distribution in respect of
       Class B Additional Interest                                                     $               0.00
                                                                                       ====================
     8 The amount of the current monthly distribution in respect of
       Collateral Minimum Monthly Interest                                             $               1.67
                                                                                       ====================
     9 The amount of the current monthly distribution in respect of
       any accrued and unpaid Collateral Minimum Monthly Interest                      $               0.00
                                                                                       ====================
B.   Information Regarding the Performance of the Trust

     1 Collection of Principal Receivables

       (a)  Available Principal Collections                                            $     106,474,466.06
                                                                                       ====================
       (b)  Class A Investor Default Amount treated as Available Principal Collection  $       2,443,231.84
                                                                                       ====================
       (c)  Class B Investor Default Amount treated as Available Principal Collection  $         167,535.90
                                                                                       ====================
       (d)  Excess Spread treated as Available Principal Collection                    $         181,497.22
                                                                                       ====================
     2 Principal Receivables in the Trust

  (a) The aggregate amount of Principal Receivables in the Trust
      as of the end of the day on the last day of the related Monthly Period           $   1,601,598,282.43
                                                                                       ====================

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
  (b)  The amount of Principal Receivables in the Trust
       represented by the Invested Amount of Series 2000-1 as of
       the end of the day on the last day of the related Monthly Period                $     592,038,381.89
                                                                                       ====================
  (c)  The amount of Principal Receivables in the Trust
       represented by the Adjusted Invested Amount of Series
       2000-1 as of the end of the day on the last day of the related Monthly Period   $     592,038,381.89
                                                                                       ====================
  (d)  The amount of Principal Receivables in the Trust
       represented by the Class A Invested Amount as of the end
       of the day on the last day of the related Monthly Period                        $     518,033,584.15
                                                                                       ====================
  (e)  The amount of Principal Receivables in the Trust
       represented by the Class A Adjusted Invested Amount as of
       the end of the day on the last day of the related Monthly Period                $     518,033,584.15
                                                                                       ====================
  (f)  The amount of Principal Receivables in the Trust
       represented by the Class B Invested Amount as of the end
       of the day on the last day of the related Monthly Period                        $      35,522,302.91
                                                                                       ====================
  (g)  The amount of Principal Receivables in the Trust
       represented by the Class B Adjusted Invested Amount as of
       the end of the day on the last day of the related Monthly Period                $      35,522,302.91
                                                                                       ====================
  (h)  The amount of Principal Receivables in the Trust
       represented by the Collateral Invested Amount as of the
       end of the day on the last day of the related Monthly Period                    $      38,482,494.82
                                                                                       ====================
  (i)  The amount of Principal Receivables in the Trust
       represented by the Collateral Adjusted Invested Amount as
       of the end of the day on the last day of the related Monthly Period             $      38,482,494.82
                                                                                       ====================
  (j)  The Floating Allocation Percentage with respect to the
       related Monthly Period                                                                         36.97%
                                                                                       ====================
  (k)  The Class A Floating Percentage with respect to the related Monthly Period                     87.50%
                                                                                       ====================
  (l)  The Class B Floating Percentage with respect to the
        related Monthly Period                                                                         6.00%
                                                                                       ====================
  (m)  The Collateral Floating Percentage with respect to the
        related Monthly Period                                                                         6.50%
                                                                                       ====================
  (n)  The Principal Allocation Percentage with respect to the
        related Monthly Period                                                                        36.97%
                                                                                       ====================
  (o)  The Class A Principal Percentage with respect to the
        related Monthly Period                                                                        87.50%
                                                                                       ====================
  (p)  The Class B Principal Percentage with respect to the
        related Monthly Period                                                                         6.00%
                                                                                       ====================
  (q)  The Collateral Principal Percentage with respect to the
        related Monthly Period                                                                         6.50%
                                                                                       ====================
3    Delinquent Balances

     The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                         Aggregate    Percentage
                          Account      of Total
                          Balance     Receivables
                     --------------   -----------
(a) 30 -- 59 days:   $22,214,072.45       1.39%
(b) 60 -- 89 days:   $15,295,337.23       0.96%

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
(c) 90+ days:        $17,462,371.19       1.09%
                     ==============   ========
    Total:           $54,971,780.87       3.43%
                     ==============   ========

4 Investor Default Amount

  (a)  The Investor Default Amount for the related Monthly Period                       $     2,792,264.96
                                                                                        ==================
  (b)  The Class A Investor Default Amount for the related Monthly Period               $     2,443,231.84
                                                                                        ==================
  (c)  The Class B Investor Default Amount for the related Monthly Period               $       167,535.90
                                                                                        ==================
  (d)  The Collateral Default Amount for the related Monthly Period                     $       181,497.22
                                                                                        ==================
5 Investor Charge-Offs

  (a)  The aggregate amount of Class A Investor Charge-Offs
       for the related Monthly Period                                                   $             0.00
                                                                                        ==================
  (b)  The aggregate amount of Class A Investor Charge-Offs set
       forth in 5(a) above per $1,000 of original certificate principal amount          $             0.00
                                                                                        ==================
  (c)  The aggregate amount of Class B Investor Charge-Offs
       for the related Monthly Period                                                   $             0.00
                                                                                        ==================
  (d)  The aggregate amount of Class B Investor Charge-Offs
       set forth in 5(c) above per $1,000 of original certificate principal amount      $             0.00
                                                                                        ==================
  (e)  The aggregate amount of Collateral Charge-Offs
       for the related Monthly Period                                                   $             0.00
                                                                                        ==================
  (f)  The aggregate amount of Collateral Charge-Offs set forth
       in 5(e) above per $1,000 of original certificate principal amount                $             0.00
                                                                                        ==================
  (g)  The aggregate amount of Class A Investor Charge-Offs
       reimbursed on the Transfer Date immediately preceding this Distribution Date     $             0.00
                                                                                        ==================
  (h)  The aggregate amount of Class A Investor Charge-Offs set forth in 5(g) above per $1,000 original certificate
       principal amount reimbursed on the Transfer Date
       immediately preceding this Distribution Date                                     $             0.00
                                                                                        ==================
  (i)  The aggregate amount of Class B Investor Charge-Offs
       reimbursed on the Transfer Date immediately preceding this Distribution Date     $             0.00
                                                                                        ==================
  (j)  The aggregate amount of Class B Investor Charge-Offs set forth in 5(i) above per $1,000 original certificate
       principal amount reimbursed on the Transfer Date
       immediately preceding this Distribution Date                                     $             0.00
                                                                                        ==================
  (k)  The aggregate amount of Collateral Charge-Offs reimbursed
       on the Transfer Date immediately preceding this Distribution Date                $             0.00
                                                                                        ==================
  (l)  The aggregate amount of Collateral Charge-Offs set forth in 5(k) above per $1,000 original certificate principal
       amount reimbursed on the Transfer Date immediately
       preceding Distribution Date                                                      $             0.00
                                                                                        ==================
 6 Investor Servicing Fee

   (a) The amount of the Class A Servicing Fee payable by the
       Trust to the Servicer for the related Monthly Period                             $       437,500.00
                                                                                        ==================
   (b) The amount of the Class B Servicing Fee payable by the
       Trust to the Servicer for the related Monthly Period                             $        30,000.00
                                                                                        ==================
   (c) The amount of the Collateral Servicing Fee payable by the
       Trust to the Servicer for the related Monthly Period                             $        32,500.00
                                                                                        ==================

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
   (d) The amount of Servicer Interchange payable by the Trust to
       the Servicer for the related Monthly Period                                  $       500,000.00
                                                                                    ==================
 7 Reallocations

   (a) The amount of Reallocated Collateral Principal Collections
       with respect to this Distribution Date                                       $             0.00
                                                                                    ==================
   (b) The amount of Reallocated Class B Principal Collections
       with respect to this Distribution Date                                       $             0.00
                                                                                    ==================
   (c) The Collateral Invested Amount as of the close of business
       on this Distribution Date                                                    $    39,000,000.00
                                                                                    ==================
   (d) The Collateral Adjusted Invested Amount as of the close of
       business on this Distribution Date                                           $    39,000,000.00
                                                                                    ==================
   (e) The Class B Invested Amount as of the close of business
       on this Distribution Date                                                    $    36,000,000.00
                                                                                    ==================
   (f) The Class B Adjusted Invested Amount as of the close of
       business on this Distribution Date                                           $    36,000,000.00
                                                                                    ==================
   (g) The Class A Invested Amount as of the close of business
       on this Distribution Date                                                    $   525,000,000.00
                                                                                    ==================
   (h) The Class A Adjusted Invested Amount as of the close of
       business on this Distribution Date                                           $   525,000,000.00
                                                                                    ==================
 8 Collection of Finance Charge Receivables

   (a) The aggregate amount of Collections of Finance Charge
       Receivables and Annual Membership Fees processed during
       the related Monthly Period which were allocated in respect
       of the Class A Certificates                                                  $     5,830,912.24
                                                                                    ==================
   (b) The aggregate amount of Collections of Finance Charge
       Receivables and Annual Membership Fees processed during
       the related Monthly Period which were allocated in respect
       of the Class B Certificates                                                  $       399,833.98
                                                                                    ==================
   (c) The aggregate amount of Collections of Finance Charge
       Receivables and Annual Membership Fees processed during
       the related Monthly Period which were allocated in respect
       of the Collateral Interest                                                   $       433,153.48
                                                                                    ==================
 9 Principal Funding Account

   (a) The principal amount on deposit in the Principal Funding Account
       on the related Transfer Date                                                 $             0.00
                                                                                    ==================

   (b) The Accumulation Shortfall with respect to the related Monthly Period        $             0.00
                                                                                    ==================

   (c) The Principal Funding Investment Proceeds deposited in the
       Finance Charge Account on the related Transfer Date to be
       treated as Class A Available Funds                                           $             0.00
                                                                                    ==================
   (d) The Principal Funding Investment Proceeds deposited in the
       Finance Charge Account on the related Transfer date to be
       treated as Class B Available Funds                                           $             0.00
                                                                                    ==================
10 Reserve Account

   (a) The Reserve Draw Amount on the related Transfer Date                         $             0.00
                                                                                    ==================
   (b) The amount of the Reserve Draw Amount deposited in the
       Collection Account on the related Transfer Date to be treated
       as Class A Available Funds                                                   $             0.00
                                                                                    ==================
   (c) The amount of the Reserve Draw Account deposited in the
       Collection Account on the related Transfer Date to be treated
       as Class B Available Funds                                                   $             0.00
                                                                                    ==================

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
   (d) The amount of any Reserve Account Surplus                                    $             0.00
                                                                                    ==================
11 Available Funds

   (a) The amount of Class A Available Funds on deposit in the
       Collection Account on the related Transfer Date                              $       555,625.00
                                                                                    ==================
   (b) The amount of Class B Available Funds on deposit in the
       Collection Account on the related Transfer Date                              $        45,600.00
                                                                                    ==================
   (c) The amount of Collateral Available Funds on deposit in the
       Collection Account on the related Transfer Date                              $        65,000.00
                                                                                    ==================
   (d) Available Principal Collections on deposit in the
       Collection Account on the related Transfer Date                              $             0.00
                                                                                    ==================
12 Excess Spread and Excess Finance Charge Collections

   (a) Excess Finance Charge Collection                                             $             0.00
                                                                                    ==================
   (b) Class A Available Funds
            minus Class A Monthly Interest
            minus Class A Servicing Fee
            minus Class A Defaulted Amount                                          $     2,394,555.39
                                                                                    ==================
       Class B Available Funds
            minus Class B Monthly Interest
            minus Class B Servicing Fee
            minus Class B Defaulted Amount                                          $       156,698.08
                                                                                    ==================

       Collateral Available Funds                                                   $       433,153.48
                                                                                    ==================
   (c) Excess Spread applied to the Class A Required Amount
       for the Monthly Period                                                       $             0.00
                                                                                    ==================

   (d) Excess Spread applied to the Class A Investor Charge-Offs
       for the related Monthly Period                                               $             0.00
                                                                                    ==================
   (e) Excess Spread applied to the Class B Required
       Amount for the related Monthly Period                                        $             0.00
                                                                                    ==================
   (f) Excess Spread applied to the Class B Default Amount for the
       related Monthly Period                                                       $             0.00
                                                                                    ==================
   (g) Excess Spread applied to the Class B Invested Amount for the
       related Monthly Period                                                       $             0.00
                                                                                    ==================
   (h) Excess Spread applied to the Collateral Minimum Monthly
       Interest for the related Monthly Period and for any past due
       Collateral Minimum Monthly Interest                                          $        65,000.00
                                                                                    ==================
   (i) Excess Spread applied to the Collateral Servicing Fee due to the Servicer for the related Monthly Period or for any
       past due Collateral Servicing Fees                                           $        32,500.00
                                                                                    ==================
   (j) Excess Spread applied to the Collateral Default Amount as
       Available Principal Collections for the related Monthly Period               $       181,497.22
                                                                                    ==================

   (k) Excess Spread applied to the Collateral Invested Amount
       for the related Monthly Period                                               $             0.00
                                                                                    ==================
   (l) Excess Spread applied to the Reserve Account for the related
       Monthly Period                                                               $             0.00
                                                                                    ==================
13 Finance Charge Shortfall

   (a) Finance Charge Shortfall for Series 2000-1                                   $             0.00
                                                                                    ==================

   (b) Total Finance Charge Shortfall for all series in Group One                   $             0.00
                                                                                    ==================

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
14 Base Rate

   (a)  The Base Rate for the related Monthly Period                                2.33%
                                                                                    ====
15 Portfolio Yield

   (a)  The Portfolio Yield for the related Monthly Period                          7.85%
                                                                                    ====
   (b)  The Portfolio Adjusted Yield for the related Monthly Period                  N/A
                                                                                    ====

     IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 10th day of October, 2003.

                                 NATIONAL CITY BANK,
                                 as Seller and Servicer

                             By: /s/ Thomas A. Chandler
                                 --------------------------------------------
                           Name: Thomas A. Chandler
                          Title: Senior Vice President - Credit Card Finance